UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 30, 2007

                                 Bionovo, Inc.

             (Exact name of Registrant as specified in its charter)


          Delaware                   000-50073               87-0576481
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)         Identification Number)

                          5858 Horton Street, Suite 375
                          Emeryville, California 94608
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (510) 601-2000


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (1)   Merger Involving Independent Accountants

            (i) On January 30, 2007, we were informed by Pohl, McNabola, Berg & Co., LLP ("PMB"), the independent registered public accounting firm for Bionovo, Inc. (the "Company"), that effective January 22, 2007 PMB has consummated a merger with Helin, Donovan, Trubee & Wilkinson, LLP ("HDTW"). HDTW is located in Austin, Texas, and is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP ("PMB+HD").


            (ii) This Form 8-K is to disclose that PMB+HD succeeds PMB as our independent registered auditor.

            (iii) PMB's report on our consolidated financial statements as of and for the fiscal year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. PMB did not audit our consolidated financial statements for the fiscal year ended December 31, 2004.

            (iv) The report of PMB on the Company's financial statements for the most recent fiscal year did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

                  (1) During the Company's most recent fiscal year and through January 30, 2007, there were no disagreements with PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB, would have caused them to make reference thereto in their report on the financial statements for such periods.

                  (2) During the Company's most recent fiscal year and through January 30, 2007, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

            (v) The Company has requested that PMB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PMB agrees with the above statements. A copy of PMB's letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

      (2) During the Company's two most recent fiscal years and through January 30, 2007, neither the Company, nor anyone on its behalf, consulted with HDTW regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

      (3) We have notified the members of our Board of Directors and the Audit Committee of the facts set forth in this report on Form 8-K, including that PMB+HD has succeeded PMB as our independent registered auditor, and the Board of Directors and Audit Committee have approved of the succession.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of businesses acquired.

            None

      (b)   Pro forma financial information.

            None

      (c)   Shell company transactions.

            None

      (d)   Exhibits
            16    Letter regarding change in certifying accountant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Bionovo, Inc.

Date: January 30, 2007                    By:   /s/ James P. Stapleton
                                              ----------------------------------
                                               James P. Stapleton
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit                                                             Sequential
Number                                                              Page Number
-------                                                             -----------
  16      Letter regarding change in certifying accountant.              4


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